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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 22, 2003

Main Street Banks, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia (State of Incorporation)	000-25128 (Commission File No.)	58-2104977 (IRS Employer Identification No.)
676 Chastain Road, Kennesaw, Georgia 30144 (Address of Principal Executive Offices, including Zip Code)
(770) 422-2888 (Registrant's Telephone Number, including Area Code)

Item 5. Other Events.

        On September 22, 2003 Main Street Banks, Inc. (the "Registrant") issued a press release announcing that Samuel B. Hay, its President and Chief Operating Officer, will present at the SunTrust Robinson Humphrey 2003 Sunbelt Community Banking Conference in Atlanta, Georgia on September 30, 2003 at 1:30 EDT. A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.

Item 7. Financial Statement and Exhibits.

(c)
Exhibits

99
Press Release of Registrant dated September 22, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 23, 2003	MAIN STREET BANKS, INC.
	By:	/s/ EDWARD C. MILLIGAN Edward C. Milligan Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document
99	Press Release of Registrant dated September 22, 2003

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  Item 5. Other Events.
  Item 7. Financial Statement and Exhibits.
SIGNATURES
Exhibit Index